Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

This AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of June 5, 2018 (this “Amendment”), is entered into by and among NBM US Holdings, Inc., a Delaware corporation (the “Buyer”), Marfrig Global Foods S.A., a Brazilian corporation (sociedade por ações) (the “Guarantor”), Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation), a New York corporation (“Jefferies”), NBPCo Holdings, LLC, a South Dakota limited liability company (“NBPCo” and together with Jefferies, the “Sellers”), Jefferies, in its capacity as the Sellers’ Representative under the Purchase Agreement (as defined below) (in such capacity, the “Sellers’ Representative”), and National Beef Packing Company, LLC, a Delaware limited liability company (the “Company” and together with the Buyer, the Guarantor, the Sellers and the Sellers’ Representative, the “Parties”).

WHEREAS, on April 9, 2018, the Parties entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”); and

WHEREAS, the Parties desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.        Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

2.        Amendment of Section 2.1(a) of the Purchase Agreement. Section 2.1(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(a)        Upon the terms and subject to the conditions set forth in this Agreement and subject to Section 2.1(b), at the Closing, each Seller will sell, transfer and deliver to the Buyer, and the Buyer will purchase from such Seller, the Purchased Interests set forth on Schedule A under the heading “Purchased Interests” for an aggregate amount equal to (a) the Purchase Price, minus (b) an amount equal to (i) 51%, multiplied by (ii) an amount (which may be positive or negative) equal to Estimated Closing Net Indebtedness, minus Target Closing Net Indebtedness, minus (c) an amount equal to (i) the Deposit, plus (ii) the Deposit Interest if (A) the Deposit is held by the Sellers’ Representative on the Closing Date in accordance with Section 9.3(c) or (B) the Deposit is for any reason still held by the Escrow Agent on the Closing Date ((a) minus (b) minus (c) being the “Closing Amount”).

3.        Amendment of Section 2.4(a) of the Purchase Agreement. The first sentence of Section 2.4(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(a)        At or prior to the Closing, the Sellers’ Representative shall provide the Buyer with a written statement (the “Estimated Statement”) reflecting the Sellers’ Representative’s good faith estimate of the Net Indebtedness of the Company Entities as of 11:59 p.m., Eastern time, on the day immediately prior to the Closing Date (the “Estimated Closing Net Indebtedness”).

4.        Amendment of Section 2.4(b) of the Purchase Agreement. The last sentence of Section 2.4(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(b)        If the Buyer fails to timely deliver the Closing Statement by no later than 30 days after the Closing Date, then the Estimated Statement shall be the Closing Statement and shall be deemed to have been delivered by the Buyer to the Sellers’ Representative on the date that is 30 days after the Closing Date.

5.        Amendment of Section 2.4(e) of the Purchase Agreement. Section 2.4(e) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(e)        “Final Closing Net Indebtedness” means (i) Closing Net Indebtedness as shown in the Closing Statement delivered (or deemed to have been delivered) by the Buyer to the Sellers’ Representative pursuant to Section 2.4(b) if no Dispute Notice with respect thereto is timely delivered by the Sellers’ Representative to the Buyer pursuant to Section 2.4(c), or (ii) if a Dispute Notice is so delivered, (A) as agreed between the Buyer and the Sellers’ Representative pursuant to Section 2.4(d) or (B) in the absence of such agreement, as determined in the Independent Accountant’s report delivered pursuant to Section 2.4(d).

6.        Amendment of Section 2.4(f) of the Purchase Agreement. Section 2.4(f) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(f)        Following determination of Final Closing Net Indebtedness in accordance with Section 2.4(e), the Purchase Price will be adjusted as follows (such adjustment, the “Purchase Price Adjustment”):

(i)        if Final Closing Net Indebtedness is greater than Estimated Closing Net Indebtedness, the Sellers shall pay the Buyer a Purchase Price Adjustment equal to (A) 51%, multiplied by (B) the sum of Final Closing Net Indebtedness, minus Estimated Closing Net Indebtedness; and

(ii)        if Final Closing Net Indebtedness is less than Estimated Closing Net Indebtedness, the Buyer shall pay the Sellers’ Representative (on behalf of the Sellers in proportion to their respective Pro-Rata Shares) a Purchase Price Adjustment equal to (A) 51%, multiplied by (B) the sum of Estimated Closing Net Indebtedness, minus Final Closing Net Indebtedness.

7.        Estimated Statement. The Parties hereby acknowledge and agree that the Estimated Statement attached hereto as Exhibit A has been (a) timely delivered by the Sellers’ Representative in accordance with Section 2.4(a) of the Purchase Agreement, as amended hereby, and (b) agreed to among the Parties as the Estimated Statement under the Purchase Agreement.

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8.        Tax Distribution. As promptly as practicable following the Closing, the Parties hereby agree to cause the Company to make a Tax Distribution (as defined in the A&R Operating Agreement) with respect to the taxable income of the Company through June 30, 2018, to the extent not previously taken into account in a prior Tax Distribution.

9.        Adjustment and Tax Distribution. The Parties hereby acknowledge and agree that the calculations set forth on Exhibit B reflect the Parties’ good faith estimates of (a) the Net Indebtedness adjustment for purposes of calculating the Closing Payment under the Purchase Agreement and (b) the Tax Distribution to be made by the Company pursuant to Section 8 above.

10.        No Other Modification. Except to the extent specifically amended herein or supplemented hereby, the Purchase Agreement remains unchanged and in full force and effect, and this Amendment will be governed by and subject to the terms of the Purchase Agreement, as amended by this Amendment. From and after the date of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Amendment or as otherwise expressly provided) will be deemed to mean the Purchase Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced.

11.        Other Terms. The provisions of Article XI of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and provisions of this Amendment and the Parties hereto mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:

NBM US HOLDINGS, INC.

By:	/s/ Marcos Antonio Molina dos Santos
Name: Marcos Antonio Molina dos Santos
Title: Director

Signature Page to First Amendment to Purchase and Sale Agreement

GUARANTOR:

MARFRIG GLOBAL FOODS S.A.

By:	/s/ Tang David
Name: Tang David
Title: Director

By:	/s/ Heraldo Geres
Name: Heraldo Geres
Title: Chief Legal Officer

Signature Page to First Amendment to Purchase and Sale Agreement

SELLERS:

JEFFERIES FINANCIAL GROUP INC.
(F/K/A LEUCADIA NATIONAL CORPORATION)

By: /s/ Michael J. Sharp
Name: Michael J. Sharp
Title: EVP, General Counsel

Signature Page to First Amendment to Purchase and Sale Agreement

NBPCO HOLDINGS, LLC

By:	/s/ Rich Jochum
Name: Rich Jochum
Title: Manager, Beef Products, Inc., VP, General Counsel

Signature Page to First Amendment to Purchase and Sale Agreement

SELLERS’ REPRESENTATIVE:

JEFFERIES FINANCIAL GROUP INC.
(F/K/A LEUCADIA NATIONAL CORPORATION)

By: /s/ Michael J. Sharp
Name: Michael J. Sharp
Title: EVP, General Counsel

Signature Page to First Amendment to Purchase and Sale Agreement

COMPANY:

NATIONAL BEEF PACKING COMPANY, LLC

By: /s/ Timothy M. Klein
Name:Timothy M. Klein
Title: Chief Financial Officer

Signature Page to First Amendment to Purchase and Sale Agreement

Exhibit A

Estimated Statement

(see attached)

Exhibit B

Adjustment and Tax Distribution

[to come]